THE RODNEY SQUARE
                       STRATEGIC EQUITY FUND

                   Supplement dated January 1, 1999
                       to the Fund's Prospectus
                         dated June 29, 1998

In lieu of the first paragraph on page 25, please substitute the following:


  A "growth" team led by E. Matthew Brown, Vice President, is responsible for the day-to-day management of the Large Cap Growth Equity Portfolio and the growth portion of the Small Cap Equity Portfolio. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996, and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993. A "value" team led by Jonathan F. Kolle is responsible for the day-to-day management of the Large Cap Value Equity Portfolio and the value portion of the Small Cap Equity Portfolio. Mr. Kolle, a chartered financial analyst, joined WTC's investment group as a senior equity analyst and portfolio manager in 1991. He currently manages WTC's Value Equity Division, overseeing both mid/large cap and small cap value strategies. Prior to joining WTC, he served as Assistant Vice President in the Corporate Finance Group of Shawmut National Corporation in Philadelphia, PA. With respect to the International Equity Portfolio, Robert
J. Christian, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the Portfolio. Mr. Christian has been a Director of RSMC since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.


In addition, effective January 1, 1999, Provident Distributors, Inc. replaced Rodney Square Distributors, Inc. as the distributor of the Fund's shares. The address of Provident Distributors, Inc., which is not affiliated with Wilmington Trust Company or its affiliates, is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428.